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                                                                   EXHIBIT 10.10

                   Amendment No. 3 to the Commercial Lease of
                   December 31, 1991 between Philip R. Thomas
                     and Wayne Heirtzler Thomas, OWNERS and
                           Thomas Group, Inc., LESSEE


The following amendment to that certain Commercial Lease December 31, 1991 is hereby adopted:

2.3 Upon termination of this lease on November 20, 2016 or at the expiration of the renewal option period if said option is exercised by LESSEE, OWNER shall pay to LESSEE the fair market value of all leasehold improvements placed on the premises by LESSEE at any time and remaining on the premises at termination of this lease.

Signed by the parties on _________________________, 1993 in the presence of the subscribing witnesses.

WITNESSES:








                                    -------------------------------------------
                                    Philip R. Thomas, Owner




                                    -------------------------------------------
                                    Wayne Heirtzler Thomas, Owner
-----------------------------------





                                    THOMAS GROUP, INC. LESSEE




                                    -------------------------------------------
                                    Robert C. Pearson, Vice President
                                    And Chief Financial Officer
-----------------------------------